Momentus Welcomes Chris Kinman as Chief Commercial Officer and Dennis Mahoney as Interim Chief Financial Officer New Additions Join Experienced Leadership Team Focused on Growth SAN JOSE, Calif.--(BUSINESS WIRE)—January 3, 2022-- Momentus Inc. (NASDAQ: MNTS) ("Momentus" or the "Company"), a U.S. commercial space company that offers transportation and other in-space infrastructure services, today announced that Chris Kinman will join Momentus as Chief Commercial Officer effective January 9 and Dennis Mahoney will serve as Interim Chief Financial Officer effective January 7. "Chris and Dennis' careers show a track record of results in energizing growth and building trusted relationships with key government, civil, and commercial customers," said Momentus Chief Executive Officer John Rood. "Their expertise will guide our sales and financial teams as the Company seeks to meet the growing demand for in-space transportation and infrastructure services and create value for our shareholders." Kinman brings more than 30 years of experience in business development, engineering, program management, capture management, and driving growth in the defense and civil government and commercial space sectors. Most recently, Kinman served as a Senior Business Development Executive for Northrop Grumman's Space Sector. In this role, he led the business development team in the capture of Intelligence Community and DoD space opportunities, working directly with USG end users, including the Space Development Agency, Space Force, and U.S. Army. He successfully led and helped capture multiple satellite and payload opportunities at Northrop, valued at several billion dollars in total contract value. "I am both delighted and honored to join the Momentus team during such an exciting time for the Company with the continued growth in the space infrastructure services market," said Kinman. "I look forward to applying my expertise in the space and government sectors to develop innovative solutions for our customer base and meet Momentus' growth vision to make space sustainable for future generations." Mahoney is a seasoned professional with over 40 years of experience, including serving as CFO or senior financial executive of six public companies listed on the NYSE, NASDAQ, and ASX. He has negotiated and closed four acquisitions in the United States and Europe, and one company sale. Mahoney has deep experience in defining financial strategy, scaling operations, and driving profitable growth across a spectrum of companies in the technology, semiconductor, pharmaceutical, and medical device industries, including startups through organizations with $1.5 billion in revenue. In these roles, Mahoney has enabled international expansions, led operations, licensed products, led government compliance, and defined global tax strategy. He has closed over $450 million in equity and debt financing, including IPOs and private equity.

Mahoney is the founder and CEO of SequoiaCFO, where he provides executive financial consulting services to global clients. In this role, he has helped a range of tech companies grow and expand internationally. "I am honored and pleased to be joining the extraordinary team at Momentus in its critical mission of providing transportation and other in-space infrastructure services to support a thriving space economy,” said Mahoney. “Momentus is a company with great potential impact. I look forward to helping the Momentus team in every way that I can as interim CFO to advance its mission in advancing how the world operates in space.” About Momentus Momentus is a U.S. commercial space company that offers in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. Forward-Looking Statements This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the “Risk Factors” in the Proxy Statement/Prospectus filed by the Company on July 23, 2021, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward- looking statements, whether as a result of new information, future events, or otherwise. Contact Investors Darryl Genovesi at investors@momentus.space Media Jessica Pieczonka at press@momentus.space